Consolidated Statements Of Operations (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Statement [Abstract]
Revenues from services	$ 18,866.5	$ 16,038.7	$ 21,537.1
Cost of services	15,621.1	13,220.5	17,450.2
Gross profit	3,245.4	2,818.2	4,086.9
Selling and administrative expenses, excluding impairment charges	2,938.6	2,715.5	3,430.3
Goodwill and intangible asset impairment charges	428.8	61	163.1
Selling and administrative expenses	3,367.4	2,776.5	3,593.4
Operating profit (loss)	(122)	41.7	493.5
Interest and other expenses	43.2	64.6	50.9
(Loss) earnings before income taxes	(165.2)	(22.9)	442.6
Provision for income taxes	98.4	(13.7)	237.1
Net (loss) earnings	$ (263.6)	$ (9.2)	$ 205.5
Net (loss) earnings per share - basic (in dollars per share)	$ (3.26)	$ (0.12)	$ 2.61
Net (loss) earnings per share - diluted (in dollars per share)	$ (3.26)	$ (0.12)	$ 2.58
Weighted average shares - basic (in shares)	81	78.3	78.7
Weighted average shares - diluted (in shares)	81	78.3	79.7

Consolidated Balance Sheets (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Current Assets
Cash and cash equivalents	$ 772.6	$ 1,014.6
Accounts receivable, less allowance for doubtful accounts of $111.6 and $118.3, respectively	3,844.1	3,070.8
Prepaid expenses and other assets	197.6	179.6
Future income tax benefits	59.7	67.4
Total current assets	4,874	4,332.4
Other Assets
Goodwill	954.1	959.1
Intangible assets, less accumulated amortization of $138.1 and $100.5, respectively	376.2	398.4
Other assets	355.1	347.5
Total other assets	1,685.4	1,705
Property and Equipment
Land, buildings, leasehold improvements and equipment	688.8	703.6
Less: accumulated depreciation and amortization	518.5	527.2
Net property and equipment	170.3	176.4
Total assets	6,729.7	6,213.8
Current Liabilities
Accounts payable	1,313.9	944.4
Employee compensation payable	240.2	187.8
Accrued liabilities	547.4	465.9
Accrued payroll taxes and insurance	677.7	572
Value added taxes payable	482.2	391.2
Short-term borrowings and current maturities of long-term debt	28.7	41.7
Total current liabilities	3,290.1	2,603
Other Liabilities
Long-term debt	669.3	715.6
Other long-term liabilities	373.1	358.7
Total other liabilities	1,042.4	1,074.3
Shareholders' Equity
Preferred stock, $.01 par value, authorized 25,000,000 shares, none issued	0	0
Common stock, $.01 par value, authorized 125,000,000 shares, issued 108,294,605 and 104,397,965 shares, respectively	1.1	1
Capital in excess of par value	2,781.7	2,544.2
Retained earnings	785.2	1,109.6
Accumulated other comprehensive income	87	106.9
Treasury stock at cost, 26,535,104 and 25,821,405 shares, respectively	(1,257.8)	(1,225.2)
Total shareholders' equity	2,397.2	2,536.5
Total liabilities and shareholders' equity	$ 6,729.7	$ 6,213.8

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Current Assets
Allowance for doubtful accounts	$ 111.6	$ 118.3
Other Assets
Accumulated amortization on intangible assets	$ 138.1	$ 100.5
Shareholders' Equity
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, authorized shares (in shares)	25,000,000	25,000,000
Preferred stock, issued shares (in shares)	0	0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, authorized shares (in shares)	125,000,000	125,000,000
Common stock, issued shares (in shares)	108,294,605	104,397,965
Treasury stock at cost, shares (in shares)	26,535,104	25,821,405

Consolidated Statements Of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities
Net (loss) earnings	$ (263.6)	$ (9.2)	$ 205.5
Adjustments to reconcile net (loss) earnings to net cash provided by operating activities:
Depreciation and amortization	110.1	97.2	107.1
Non-cash goodwill and intangible asset impairment charges	428.8	61	163.1
Deferred income taxes	(68.5)	(29.2)	(32.8)
Provision for doubtful accounts	28.9	27.8	23.4
Loss from sale of an equity investment	0	10.3	0
Share-based compensation	24.1	17.5	21.1
Excess tax benefit on exercise of stock options	(1.3)	(0.5)	(0.5)
Changes in operating assets and liabilities, excluding the impact of acquisitions:
Accounts receivable	(708.1)	663.6	575
Other assets	9.9	(71.5)	2.9
Other liabilities	621.8	(352.7)	(272.8)
Cash provided by operating activities	182.1	414.3	792
Cash Flows from Investing Activities
Capital expenditures	(58.5)	(35.1)	(93.1)
Acquisitions of businesses, net of cash acquired	(270)	(21.6)	(242)
Proceeds from the sale of an equity investment	0	13.3	0
Proceeds from the sale of property and equipment	4.9	3.6	5.9
Cash used in investing activities	(323.6)	(39.8)	(329.2)
Cash Flows from Financing Activities
Net change in short-term borrowings	(15.6)	(14.6)	16
Proceeds from long-term debt	1.8	146.5	233.7
Repayments of long-term debt	(1.1)	(359.3)	(170.7)
Proceeds from stock option and purchase plans	27.1	14.2	12.2
Excess tax benefit on exercise of stock options	1.3	0.5	0.5
Repurchases of common stock	(34.8)	0	(125.4)
Dividends paid	(60.8)	(58)	(58.1)
Cash used in financing activities	(82.1)	(270.7)	(91.8)
Effect of exchange rate changes on cash	(18.4)	36.8	(34.5)
Net (decrease) increase in cash and cash equivalents	(242)	140.6	336.5
Cash and cash equivalents, beginning of year	1,014.6	874	537.5
Cash and cash equivalents, end of year	772.6	1,014.6	874
Supplemental Cash Flow Information
Interest paid	45	62	64.8
Income taxes paid	$ 78.4	$ 75.2	$ 293.5

Consolidated Statements of Shareholders' Equity (USD $) In Millions, except Share data	Common Stock	Capital in Excess of Par Value	Retained Earnings	AOCI	Treasury Stock	Total
Balance at Dec. 31, 2007	$ 1	$ 2,481.8	$ 1,029.3	$ 257.6	$ (1,111.4)	$ 2,658.3
Balance (in shares) at Dec. 31, 2007	103,414,254
Comprehensive income:
Net earnings (loss)			205.5
Foreign currency translation				(249.9)
Unrealized gain (loss) on investements, net of tax				(7.6)
Unrealized gain (loss) on derivatives, net of tax				(1.4)
Definited benefit pension plans and retiree health care plan, net of tax				(5.8)
Total comprehensive income (loss)						(59.2)
Effects of changing pension plan measurement date
Service cost, interest cost and return on plan assets for October 1-December 31, net of tax			0.1			0.1
Additional loss for October 1-December 31, net of tax				(1.8)		(1.8)
Issuance under equity plans, including benefits		11.9			0.8	12.7
Issuance under equity plans, including benefits (in shares)	341,884
Share-based compensation expense		21.1				21.1
Dividends			(58.1)			(58.1)
Repurchases of common stock					(113.7)	(113.7)
Balance at Dec. 31, 2008	1	2,514.8	1,176.8	(8.9)	(1,224.3)	2,459.4
Balance (in shares) at Dec. 31, 2008	103,756,138
Comprehensive income:
Net earnings (loss)			(9.2)
Foreign currency translation				107
Unrealized gain (loss) on investements, net of tax				4.3
Reclassification to earnings of loss on derivatives, net of tax				4.3
Unrealized gain (loss) on derivatives, net of tax				0.3
Definited benefit pension plans and retiree health care plan, net of tax				(0.1)
Total comprehensive income (loss)						106.6
Effects of changing pension plan measurement date
Issuance under equity plans, including benefits		15.5			(0.9)	14.6
Issuance under equity plans, including benefits (in shares)	641,827
Share-based compensation expense		17.5				17.5
Dividends			(58)			(58)
Other		(3.6)				(3.6)
Balance at Dec. 31, 2009	1	2,544.2	1,109.6	106.9	(1,225.2)	2,536.5
Balance (in shares) at Dec. 31, 2009	104,397,965
Comprehensive income:
Net earnings (loss)			(263.6)
Foreign currency translation				(14.4)
Unrealized gain (loss) on investements, net of tax				1.4
Definited benefit pension plans and retiree health care plan, net of tax				(6.9)
Total comprehensive income (loss)						(283.5)
Effects of changing pension plan measurement date
Issuance under equity plans, including benefits		26.2			2.2	28.4
Issuance under equity plans, including benefits (in shares)	699,244
Issuance for business acquisition	0.1	188.4				188.5
Issuance for business acquisition (in shares)	3,197,396
Share-based compensation expense		24.1				24.1
Dividends			(60.8)			(60.8)
Repurchases of common stock					(34.8)	(34.8)
Other		(1.2)				(1.2)
Balance at Dec. 31, 2010	$ 1.1	$ 2,781.7	$ 785.2	$ 87	$ (1,257.8)	$ 2,397.2
Balance (in shares) at Dec. 31, 2010	108,294,605

Consolidated Statements of Shareholders' Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Statement of Stockholders' Equity [Abstract]
Dividends per share (in dollars per share)	$ 0.74	$ 0.74	$ 0.74

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Summary Of Significant Accounting Policies

NATURE OF OPERATIONS

Manpower Inc. is a world leader in the workforce solutions and services industry. Our worldwide network of nearly 3,900 offices in 82 countries and territories enables us to meet the needs of our clients in all industry segments. Our largest operations, based on revenues, are located in the U.S., France, Italy and the United Kingdom. We specialize in permanent, temporary and contract recruitment and assessment; training and development; outsourcing; career management and workforce consulting services. We provide services to a wide variety of clients, none of which individually comprise a significant portion of revenues for us as a whole.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

BASIS OF CONSOLIDATION

The consolidated financial statements include our operating results and the operating results of all of our subsidiaries. For subsidiaries in which we have an ownership interest of 50% or less, but more than 20%, the consolidated financial statements reflect our ownership share of those earnings using the equity method of accounting. These investments, as well as certain other relationships, are also evaluated for consolidation under the accounting guidance on consolidation of variable interest entities. These investments were  $71.6 and  $65.5 as of December 31, 2010 and 2009, respectively, and are included in Other Assets in the consolidated balance sheets. Included in Shareholders’ Equity as of December 31, 2010 and 2009 are  $60.8 and  $56.2 of unremitted earnings from investments accounted for using the equity method. All significant intercompany accounts and transactions have been eliminated in consolidation.

REVENUES AND RECEIVABLES

We generate revenues from sales of services by our company-owned branch operations and from fees earned on sales of services by our franchise operations. Revenues are recognized as services are performed. The majority of our revenues are generated by our recruitment business, where billings are generally negotiated and invoiced on a per-hour basis. Accordingly, as contingent workers are placed, we record revenue based on the hours worked. Permanent recruitment revenues are recorded as placements are made. Provisions for sales allowances, based on historical experience, are recognized at the time the related sale is recognized.

Our franchise agreements generally state that franchise fees are calculated based on a percentage of revenues. We record franchise fee revenues monthly based on the amounts due under the franchise agreements for that month. Franchise fees, which are included in Revenues from Services, were  $23.6,  $22.3, and  $30.9 for the years ended December 31, 2010, 2009 and 2008, respectively.

In our outplacement business, we recognize revenue from individual programs over the estimated period in which services are rendered to candidates. For large projects within the outplacement business, we recognize revenue ratably over the period in which the services are provided. In our consulting business, revenue is recognized upon the performance of the service under the consulting service contract. For performance-based contracts, we defer recognizing revenue until the performance criteria has been met.

The amount billed for outplacement, consulting services and performance-based contracts in excess of the amount recognized as revenue is recorded as Deferred Revenue and included in Accrued Liabilities for the current portion and Other Long-Term Liabilities for the long-term portion in our Consolidated Balance Sheets. As of December 31, 2010 and 2009, the current portion of Deferred Revenue was  $53.8 and  $54.3, respectively, and the long-term portion of Deferred Revenue was  $29.8 and  $25.2, respectively.

We record revenues from sales of services and the related direct costs in accordance with the accounting guidance on reporting revenue gross as a principal versus net as an agent. In situations where we act as a principal in the transaction, we report gross revenues and cost of services. When we act as an agent, we report the revenues on a net basis. Amounts billed to clients for out-of-pocket or other cost reimbursements are included in Revenues from Services, and the related costs are included in Cost of Services.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

We have an Allowance for Doubtful Accounts recorded as an estimate of the Accounts Receivable balance that may not be collected. This allowance is calculated on an entity-by-entity basis with consideration for historical write-off experience, the current aging of receivables and a specific review for potential bad debts. Items that affect this balance mainly include bad debt expense and the write-off of accounts receivable balances.

Bad debt expense is recorded as Selling and Administrative Expenses in our Consolidated Statements of Operations and was  $28.9,  $27.8 and  $23.4 in 2010, 2009 and 2008, respectively. Factors that would cause this provision to increase primarily relate to increased bankruptcies by our clients and other difficulties collecting amounts billed. On the other hand, an improved write-off experience and aging of receivables would result in a decrease to the provision. Write-offs were  $33.5,  $39.0 and  $21.5 for 2010, 2009 and 2008, respectively. The increase in write-offs subsequent to 2008 was primarily due to an increase in customers not being able to pay because of the decline in the economic environment between 2009 and 2010.

ADVERTISING COSTS

We expense production costs of advertising as they are incurred. Advertising expenses were  $29.2,  $29.4 and  $62.6 in 2010, 2009 and 2008, respectively.

EMPLOYMENT-RELATED ITEMS

During 2008, we received additional information, which was based on communications with the French Central Agency, indicating that the 2007 modification to the calculation of payroll taxes under certain French social programs aimed at encouraging the employment of low-wage workers was also applicable to 2005. This modification reduced the amount of payroll taxes that we were required to remit, therefore, we recognized  $68.2 ( $43.8 after tax) of a net benefit to Gross Profit in 2008. The proceeds for a majority of this amount were received in 2008 with the remainder in 2009.

REORGANIZATION COSTS

We recorded reorganization costs of  $36.1,  $33.5 and  $37.2 in 2010, 2009 and 2008, respectively, in Selling and Administrative Expenses, primarily related to severances as well as office closures and consolidations in several countries. As of December 31, 2010,  $80.9 has been paid out of these reserves, of which  $23.1 was paid during 2010. We expect a majority of the remaining  $34.2 will be paid or utilized in 2011. Changes in the reorganization liability balances for each reportable segment and Corporate are as follows:

					Right
	Americas (1)	France	EMEA (2)	Asia Pacific	Management	Corporate	Total
Balance, January 1, 2009	$8.9	$4.5	$16.2	$0.1	$1.0	$0.2	$30.9
Severance costs	5.8	–	11.8	1.9	–	0.9	20.4
Office closure costs	2.9	5.6	3.9	0.7	–	–	13.1
Costs paid or utilized	(13.5)	(4.4)	(22.4)	(1.2)	(0.6)	(1.1)	(43.2)
Balance, December 31, 2009	4.1	5.7	9.5	1.5	0.4	–	21.2
Severance costs	3.8	0.3	3.2	0.7	10.8	1.2	20.0
Office closure costs	3.8	3.7	–	–	8.6	–	16.1
Costs paid or utilized	(4.3)	(4.1)	(7.7)	(1.5)	(5.4)	(0.1)	(23.1)
Balance, December 31, 2010	$7.4	$5.6	$5.0	$0.7	$14.4	$1.1	$34.2

(1)
Balance related to United States was  $8.8 as of January 1, 2009. In 2009, United States incurred  $5.4 for severance costs and  $2.8 for office closure costs and paid  $13.1, resulting in a  $3.9 reorganization liability as of December 31, 2009. In 2010, United States incurred  $3.6 for severance costs and  $3.8 for office closure costs and paid  $3.9, leaving a  $7.4 liability as of December 31, 2010. The reorganization costs for Jefferson Wells are included in the amounts for the United States. See Note 14 to the Consolidated Financial Statements for further information.

(2)
Balance related to Italy was  $0.6 as of January 1, 2009. In 2009, Italy incurred  $4.1 for severance costs and  $0.8 for office closure costs and paid  $5.5, leaving no reorganization liability as of December 31, 2009. In 2010, Italy incurred no reorganization costs.

INCOME TAXES

We account for income taxes in accordance with the accounting guidance on income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. We record a valuation allowance against deferred tax assets for which utilization of the asset is not likely.

FAIR VALUE MEASUREMENTS

The assets and liabilities measured and recorded at fair value on a recurring basis are as follows:

Fair Value Measurements Using
		Quoted				Quoted
		Prices				Prices
		in Active	Significant			in Active	Significant
		Markets for	Other	Significant		Markets for	Other	Significant
		Identical	Observable	Unobservable		Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs	December 31,	Assets	Inputs	Inputs
	2010	(Level 1)	(Level 2)	(Level 3)	2009	(Level 1)	(Level 2)	(Level 3)
Assets
Available-for-sale securities	$0.4	$0.4	$–	$–	$0.3	$0.3	$–	$–
Foreign currency forward contracts	0.1	–	0.1	–	–	–	–	–
Deferred compensation plan assets	40.3	40.3	–	–	34.0	34.0	–	–
	$40.8	$40.7	$0.1	$–	$34.3	$34.3	$–	$–
Liabilities
Foreign currency forward contracts	$–	$–	$–	$–	$0.5	$–	$0.5	$–
	$–	$–	$–	$–	$0.5	$–	$0.5	$–

We determine the fair value of our available-for-sale securities and deferred compensation plan assets, comprised of publicly traded securities, by using market quotes as of the last day of the period. The fair value of the interest rate swaps and foreign currency forward contracts are measured at the value from either directly or indirectly observable third parties.

The carrying values of Cash and Cash Equivalents, Accounts Receivable, Accounts Payable, and other current assets and liabilities approximate their fair values because of the short-term nature of these instruments. The carrying value of Long-Term Debt approximates fair value, except for the Euro-denominated notes. The fair value of the Euro-denominated notes, as determined by the quoted market prices, was  $686.3 and  $717.7 as of December 31, 2010 and 2009, respectively, compared to a carrying value of  $668.3 and  $714.6, respectively.

We also measure certain non-financial assets on a non-recurring basis, including Goodwill and tradenames, for which we recognized impairment charges in 2010 and 2009 that are summarized as follows:

Fair Value Measurements Using						Fair Value Measurements Using
		Quoted					Quoted
		Prices					Prices
		in Active	Significant				in Active	Significant
		Markets for	Other	Significant			Markets for	Other	Significant
		Identical	Observable	Unobservable			Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs	Total	December31,	Assets	Inputs	Inputs	Total
	2010	(Level 1)	(Level 2)	(Level 3)	Losses	2009	(Level 1)	(Level 2)	(Level 3)	Losses
Goodwill	$954.1	$–	$–	$954.1	$(311.6)	$959.1	$–	$–	$959.1	$(61.0)
Tradenames	55.3	–	–	55.3	(117.2)	171.2	–	–	171.2	–
					$(428.8)					$(61.0)

In 2010, Goodwill and tradename with a carrying amount of  $1,438.2 were written down to their fair value of  $1,009.4, resulting in an impairment charge of  $428.8. In 2009, Goodwill with a carrying amount of  $1,020.1 was written down to its fair value of  $959.1, resulting in an impairment charge of  $61.0. These charges were included in earnings for the respective years.

GOODWILL AND OTHER INTANGIBLE ASSETS

We have goodwill, amortizable intangible assets and intangible assets that do not require amortization, as follows:

			2010			2009
		Accumulated			Accumulated
December 31	Gross	Amortization	Net	Gross	Amortization	Net
Goodwill	$954.1	$–	$954.1	$959.1	$–	$959.1
Intangible Assets:
Amortizable:
Technology	$19.6	$19.6	$–	$19.6	$19.6	$–
Franchise Agreements	18.0	12.5	5.5	18.0	10.7	7.3
Customer Relationships	309.4	94.3	215.1	173.8	58.8	115.0
Other	14.0	11.7	2.3	18.4	11.4	7.0
	361.0	138.1	222.9	229.8	100.5	129.3
Non-Amortizable:
Tradenames(1)	55.3	–	55.3	171.2	–	171.2
Reacquired Franchise Rights	98.0	–	98.0	97.9	–	97.9
	153.3	–	153.3	269.1	–	269.1
Total Intangible Assets	$514.3	$138.1	$376.2	$498.9	$100.5	$398.4

(1)	Balances were net of accumulated impairment loss of $139.5 and $22.3 as of December 31, 2010 and 2009, respectively.

Amortization expense related to intangibles was  $39.3 in 2010,  $21.9 in 2009 and  $22.1 in 2008. Amortization expense expected in each of the next five years related to acquisitions completed as of December 31, 2010 is as follows: 2011 –  $35.8, 2012 –  $31.6, 2013 –  $27.0, 2014 –  $23.5 and 2015 -  $20.5. The weighted-average useful lives of the technology, franchise agreements, client relationships and other are 5, 10, 15 and 3 years, respectively. The majority of the non-amortizable tradenames results from our acquisition of Right Management. The tradenames have been assigned an indefinite life based on our expectation of renewing the tradenames, as required, without material modifications and at a minimal cost, and our expectation of positive cash flows beyond the foreseeable future. The reacquired franchise rights result from our franchise acquisitions in the U.S. completed prior to 2009.

In accordance with the accounting guidance on goodwill and other intangible assets, we perform an annual impairment test of goodwill at our reporting unit level and indefinite-lived intangible assets at our unit of account level during the third quarter, or more frequently if events or circumstances change that would more likely than not reduce the fair value of our reporting units below their carrying value.

We performed our annual impairment test of our goodwill and indefinite-lived intangible assets during the third quarter of 2010. There was no impairment of our goodwill or indefinite-lived intangible assets recorded in the third quarter of 2010.

In the fourth quarter of 2010, two of our reporting units, Right Management and Jefferson Wells, each experienced strong indicators of impairment due to continued deterioration in market conditions for both reporting units as they experienced further than anticipated profitability declines in the fourth quarter, which led us to adjust our long-term outlooks for each reporting unit. As a result, we performed an impairment test of our goodwill and indefinite-lived intangible assets during the fourth quarter of 2010, which resulted in a non-cash impairment charge of  $311.6 ( $311.6 after-tax) for goodwill associated with Right Management and Jefferson Wells. In addition, we incurred a non-cash impairment charge of  $117.2 for the tradenames associated with these two reporting units. We recorded a  $44.5 deferred tax asset related to the tradename impairment in the fourth quarter of 2010.

For Right Management, our anticipated revenues and income decreased to a level which required us to adjust the size premium included in our discount rate. In addition, the beta used to calculate the discount rate changed slightly due to a change in the mix of our comparable companies as one of the companies utilized in our annual testing had been acquired during the fourth quarter. These changes resulted in a 3% increase in the discount rate to 13%, being utilized in our fourth quarter impairment testing for Right Management.

For Jefferson Wells, our discount rate was relatively flat in our fourth quarter impairment testing at 12.5% as compared to 12.4% utilized in our annual testing performed in 2010.

We performed our annual impairment test of our goodwill and indefinite-lived intangible assets during the third quarter of 2009 and 2008, which resulted in non-cash impairment charges of  $61.0 in 2009 for goodwill associated with our Jefferson Wells reporting unit and  $163.1 in 2008 for goodwill ( $140.8) and tradename ( $22.3) associated with our Right Management reporting unit. We also recorded a deferred tax asset of  $8.5 related to the tradename impairment in 2008.

The 2009 impairment was due in part to continued deterioration in market conditions, which has resulted in Jefferson Wells experiencing significant revenue declines during 2009 and 2008. The discount rate was also impacted unfavorably by a 1% increase to our equity risk premium as a result of the market conditions and economic uncertainty at that time.

The 2008 impairment was a result of deteriorating market conditions and general economic uncertainty. Market comparables and forecasted cash flows for the Right Management reporting unit were lower than in previous years, which led to a determination that the goodwill and tradename recorded for Right Management was impaired.

The accounting guidance requires a two-step method for determining goodwill impairment. In the first step, we determined the fair value of each reporting unit, generally by utilizing an income approach derived from a discounted cash flow methodology. For certain of our reporting units, a combination of the income approach (weighted 75%) and the market approach (weighted 25%) derived from comparable public companies was utilized. The income approach is developed from management’s forecasted cash flow data. Therefore, it represents an indication of fair market value reflecting management’s internal outlook for the reporting unit. The market approach utilizes the Guideline Public Company Method to quantify the respective reporting unit’s fair value based on revenue and earnings multiples realized by similar public companies. The market approach is more volatile as an indicator of fair value as compared to the income approach. We believe that each approach has its merits. However in the instances where we have utilized both approaches, we have weighted the income approach more heavily than the market approach because we believe that management’s assumptions generally provide greater insight into the reporting unit’s fair value.

Significant assumptions used in our goodwill impairment tests during the third quarter and fourth quarter of 2010 included: expected revenue growth rates, operating unit profit margins, and working capital levels; discount rates ranging from 9.7% to 21.2%; and a terminal value multiple. The discount rate was impacted favorably as compared to our previous valuations primarily by the utilization of a lower risk free rate in 2010. The expected future revenue growth rates and the expected operating unit profit margins were determined after considering our historical revenue growth rates and operating unit profit margins, our assessment of future market potential, and our expectations of future business performance.

If the reporting unit’s fair value is less than its carrying value as was the case for Right Management and Jefferson Wells in the fourth quarter of 2010, we are required to perform a second step. In the second step, we allocate the fair value of the reporting unit to all of the assets and liabilities of the reporting unit, including any unrecognized intangibles assets, in a “hypothetical” calculation to determine the implied fair value of the goodwill. The impairment charge, if any, is measured as the difference between the implied fair value of the goodwill and its carrying value.

Under the current accounting guidance, we are also required to test our indefinite-lived intangible assets for impairment by comparing the fair value of the intangible asset with its carrying value. If the intangible asset’s fair value is less than its carrying value, an impairment loss is recognized for the difference.

During the fourth quarter of 2010, we also performed an impairment test of our long-lived tangible and intangible assets for Right Management at the asset group level and determined that the undiscounted cash flows were in excess of the carrying value. As such, no impairment of these assets was recognized.

We did not perform an interim impairment test on any of our other reporting units with goodwill and indefinite-lived intangible assets in the fourth quarter of 2010 as we noted no significant indicators of impairment as of December 31, 2010.

MARKETABLE SECURITIES

We account for our marketable security investments under the accounting guidance on certain investments in debt and equity securities, and have determined that all such investments are classified as available-for-sale. Accordingly, unrealized gains and unrealized losses that are determined to be temporary, net of related income taxes, are included in Accumulated Other Comprehensive Income (Loss), which is a separate component of Shareholders’ Equity. Realized gains and losses, and unrealized losses determined to be other-than-temporary, are recorded in our Consolidated Statements of Operations. No realized gains or losses were recorded in 2010, 2009, or 2008. As of December 31, 2010 and 2009, our available-for-sale investments had a market value of  $0.4 and  $0.3, respectively, and an adjusted cost basis of  $0.1, and none had unrealized losses.

We hold a 49% interest in our Swiss franchise, which maintains an investment portfolio with a market value of  $173.1 and  $152.6 as of December 31, 2010 and 2009, respectively. This portfolio is comprised of a wide variety of European and U.S. debt and equity securities as well as various professionally-managed funds, all of which are classified as available-for-sale. Our share of net realized gains and losses, and declines in value determined to be other-than-temporary, are included in our consolidated statements of operations. For the years ended December 31, 2010, 2009 and 2008, realized gains totaled  $0.5,  $2.4 and  $0.2, respectively, and realized losses totaled  $0.2,  $1.2 and  $0.5, respectively. Our share of net unrealized gains and unrealized losses that are determined to be temporary related to these investments are included in Accumulated Other Comprehensive Income (Loss), with the offsetting amount increasing or decreasing our investment in the franchise.

CAPITALIZED SOFTWARE FOR INTERNAL USE

We capitalize purchased software as well as internally developed software. Internal software development costs are capitalized from the time the internal use software is considered probable of completion until the software is ready for use. Business analysis, system evaluation, selection and software maintenance costs are expensed as incurred. Capitalized software costs are amortized using the straight-line method over the estimated useful life of the software which ranges from 2 to 10 years. The net capitalized software balance of  $21.8 and  $24.6 as of December 31, 2010 and 2009, respectively, is included in Other Assets in the consolidated balance sheets. Amortization expense related to the capitalized software costs was  $11.6,  $10.7 and  $12.1 for 2010, 2009 and 2008, respectively.

PROPERTY AND EQUIPMENT

A summary of property and equipment as of December 31 is as follows:

	2010	2009
Land	$7.1	$3.5
Buildings	19.5	18.8
Furniture, fixtures, and autos	197.0	199.5
Computer equipment	168.0	171.9
Leasehold improvements	297.2	309.9
Property and equipment	$688.8	$703.6

Property and equipment are stated at cost and are depreciated using primarily the straight-line method over the following estimated useful lives: buildings – up to 40 years; furniture and equipment – 2 to 15 years; leasehold improvements – lesser of life of asset or expected lease term. Expenditures for renewals and betterments are capitalized whereas expenditures for repairs and maintenance are charged to income as incurred. Upon sale or disposition of property and equipment, the difference between the unamortized cost and the proceeds is recorded as either a gain or a loss and is included in our Consolidated Statements of Operations. Long-lived assets are evaluated for impairment in accordance with the provisions of the accounting guidance on the impairment or disposal of long-lived assets.

DERIVATIVE FINANCIAL INSTRUMENTS

We account for our derivative instruments in accordance with the accounting guidance on derivative instruments and hedging activities. Derivative instruments are recorded on the balance sheet as either an asset or liability measured at their fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded as a component of Accumulated Other Comprehensive Income (Loss) and recognized in the Consolidated Statements of Operations when the hedged item affects earnings. The ineffective portions of the changes in the fair value of cash flow hedges are recognized in earnings.

FOREIGN CURRENCY TRANSLATION

The financial statements of our non-U.S. subsidiaries have been translated in accordance with the accounting guidance on foreign currency translation. Under the accounting guidance, asset and liability accounts are translated at the current exchange rate and income statement items are translated at the weighted-average exchange rate for the year. The resulting translation adjustments are recorded as a component of Accumulated Other Comprehensive Income (Loss), which is included in Shareholders’ Equity.

Certain foreign-currency-denominated borrowings are accounted for as a hedge of our net investment in our subsidiaries with the related functional currencies. Since our net investment in these subsidiaries exceeds the amount of the related borrowings, all translation gains or losses related to these borrowings are included as a component of Accumulated Other Comprehensive Income (Loss).

SHAREHOLDERS’ EQUITY

In December 2010, the Board of Directors authorized the repurchase of 3.0 million shares of our common stock. This authorization is in addition to the 2007 authorization to repurchase 5.0 million shares of our common stock, not to exceed a total purchase price of  $400.0, on which there were 0.2 million shares, at a cost of up to  $147.3, remaining authorized for repurchase under this authorization as of December 31, 2010. Share repurchases may be made from time to time and may be implemented through a variety of methods, including open market purchases, block transactions, privately negotiated transactions, accelerated share repurchase programs, forward repurchase agreements or similar facilities. Under the 2007 authorization, we repurchased 0.9 million, 2.2 million and 1.7 million shares of common stock at a total cost of  $34.8,  $112.2 and  $105.7 during 2010, 2008 and 2007, respectively. No shares were repurchased in 2009.

CASH AND CASH EQUIVALENTS

We consider all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2009, the FASB issued new accounting guidance on transfers of financial assets. The new guidance eliminates the concept of a qualifying special-purpose entity and removes the exception from applying the current guidance for consolidation of variable interest entities to qualifying special purpose entities. The new guidance also defines the term participating interest to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The guidance also requires that a transferor recognize and initially measure at fair value all assets obtained and liabilities incurred as a result of a transfer of financial assets accounted for as a sale. We adopted the guidance effective January 1, 2010. There was no impact of this adoption on our Consolidated Financial Statements.

In June 2009, the FASB issued new accounting guidance on consolidation of variable interest entities. The new guidance amends the process for identifying the primary beneficiary in variable interest entities and requires ongoing assessments for purposes of identifying the primary beneficiary. We adopted the guidance effective January 1, 2010. There was no impact of this adoption on our Consolidated Financial Statements.

In October 2009, the FASB issued new accounting guidance on multiple-deliverable revenue arrangements. The new guidance amends the criteria for separating deliverables as well as how to measure and allocate consideration for multiple arrangements. The guidance also expands the disclosures related to a vendor’s multiple-deliverable revenue arrangements. The guidance will be effective prospectively for our revenue arrangements entered into or materially modified in 2011. We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

In December 2010, the FASB issued new accounting guidance on goodwill impairment testing. The new guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. The guidance will be effective for us in 2011. We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

In December 2010, the FASB issued new accounting guidance on business combinations. The new guidance clarifies the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented. The guidance also expands the supplemental pro forma disclosures. The guidance will be effective for us for business combinations with an acquisition date on or after January 1, 2011. We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

SUBSEQUENT EVENTS

Effective January 2011, we created a new organizational structure in Europe in order to elevate our service quality throughout Europe, Middle East and Africa. We created two regions – Northern and Southern Europe. We will report on these new segments beginning in the first quarter of 2011. All previously reported results will be restated to conform to the new presentation.

We have evaluated other events and transactions occurring after the balance sheet date through our filing date and noted no events that are subject to recognition or disclosure.

Acquisitions	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Acquisitions

On April 5, 2010, we acquired COMSYS IT Partners, Inc. (“COMSYS”) from its existing shareholders. The value of the consideration for each outstanding share of COMSYS common stock was approximately  $17.65, for a total enterprise value of  $427.0, including debt of  $47.1, which we repaid upon closing. The consideration was approximately 50% Manpower common stock (3.2 million shares with a fair value of  $188.5 upon closing) and approximately 50% cash (consideration of  $191.4) . In addition, we incurred approximately  $10.8 of transaction costs associated with the acquisition during the year ended December 31, 2010, respectively, which have been classified in Selling and Administrative Expenses. Goodwill and intangible assets relating to this transaction were  $281.6 and  $106.3, respectively, as of December 31, 2010.

We have finalized our allocation of the consideration transferred to the net assets acquired, using various methodologies to assess the fair value of the assets and liabilities acquired. For our intangible assets associated with customer relationships, we utilized the multi-period excess-earnings method, a form of the income approach. Some of the significant assumptions used in this valuation included: expected revenue growth rates, operating unit profit margins, capital charges representing 1.3% of revenues, and a 13% discount rate.

The following table summarizes the fair value of the assets acquired and liabilities assumed as of the acquisition date of April 5, 2010:

Cash and cash equivalents	$0.9
Accounts receivable, net	207.0
Prepaid expenses and other assets	2.1
Total current assets	210.0

Goodwill	281.6
Intangible assets	127.1
Other assets	50.5
Property and equipment	5.2
Total assets	$674.4

Accounts payable	$135.9
Employee compensation payable	40.8
Accrued liabilities	14.3
Total current liabilities	191.0

Other long-term liabilities	56.4
Total liabilities assumed	247.4
Net assets acquired	$427.0

Of the  $427.0 of net acquired assets,  $127.1 was assigned to customer relationships and will be amortized over 14 years, using an accelerating method. The remaining fair value of  $281.6, which was not directly attributable to any specific assets or liabilities, was assigned to goodwill as part of the US reporting unit. Of the goodwill assigned,  $15.2 is deductible for tax purposes as of December 31, 2010.

The following unaudited pro forma information reflects the results of Manpower’s operations for the years ended December 31, 2010, 2009 and 2008 as if the COMSYS acquisition had been completed at the beginning of the respective period. Pro forma adjustments have been made to illustrate the incremental impact on earnings of amortization expense related to the acquired intangible assets, lost interest income that would have been earned on the cash proceeds used to acquire COMSYS and the tax impact of these respective items.

	2010	2009	2008
Revenues from services
Pro forma	$19,036.1	$16,688.0	$22,264.2
As reported	$18,866.5	$16,038.7	$21,537.1

Net (loss) earnings
Pro forma	$(269.9)	$(27.9)	$111.1
As reported	$(263.6)	$(9.2)	$205.5

Net (loss) earnings per share – diluted
Pro forma	$(3.30)	$(0.34)	$1.34
As reported	$(3.26)	$(0.12)	$2.58

The unaudited pro forma information is provided for illustrative purposes only and does not represent what our consolidated results of operations would have been if the transaction had actually occurred as of January 1, 2010, 2009 or 2008 and does not represent our expected future consolidated results of operations.

In April 2008, we acquired Vitae, a leading professional placement firm in the Netherlands, for total consideration, net of cash acquired, of  $114.7 (€72.6). Goodwill and intangible assets related to this transaction were  $81.9 and  $12.2, respectively, as of December 31, 2010 and  $87.6 and  $15.9, respectively, as of December 31, 2009.

From time to time, we acquire and invest in companies throughout the world, including franchises. Excluding COMSYS and Vitae, the total cash consideration paid for acquisitions, net of cash acquired, for the years ended December 31, 2010, 2009 and 2008 was  $32.3,  $21.6 and  $127.3, respectively. Goodwill and intangible assets resulting from these 2010 acquisitions were  $26.2 and  $6.4, respectively, as of December 31, 2010.

Stock Compensation Plans	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Stock Compensation Plans

We account for share-based payments according to the accounting guidance on share-based payments. During 2010, 2009 and 2008 we recognized approximately  $24.1,  $17.5 and  $21.1, respectively, in share-based compensation expense related to stock options, deferred stock, restricted stock, and the stock purchase plan (only 2008), all of which is recorded in Selling and Administrative Expenses. The total income tax benefit recognized related to share-based compensation during 2010, 2009 and 2008 was  $3.7,  $3.2 and  $3.2, respectively. Consideration received from stock-based awards for 2010, 2009 and 2008 was  $24.9,  $15.1 and  $12.2, respectively. The excess income tax benefit recognized related to share-based compensation awards, which is recorded in Capital in Excess of Par Value, for 2010, 2009 and 2008 was approximately  $3.7,  $1.2 and  $0.3, respectively. We recognize compensation expense on grants of share-based compensation awards on a straight-line basis over the vesting period of each award.

STOCK OPTIONS

All share-based compensation is currently granted under our 2003 Equity Incentive Plan of Manpower Inc. (“2003 Plan”). Options and stock appreciation rights are granted at a price not less than 100% of the fair market value of the common stock at the date of grant. Generally, options are granted with a vesting period of up to four years and expire ten years from date of grant. As of December 31, 2010, no stock appreciation rights had been granted or were outstanding.

A summary of stock option activity is as follows:

			Wtd. Avg.
		Wtd. Avg.	Remaining	Aggregate
		Exercise Price	Contractual Term	Intrinsic Value
	Shares (000)	Per Share	(years)	(in millions)
Outstanding, January 1, 2008	4,379	$48
Granted	980	56
Exercised	(161)	36		$3
Expired or cancelled	(171)	57
Outstanding, December 31, 2008	5,027	$50	6.2
Vested or expected to vest, December 31, 2008	4,940	$49	6.0
Exercisable, December 31, 2008	2,868	$42	4.8
Outstanding, January 1, 2009	5,027	$50
Granted	1,349	31
Exercised	(339)	33		$5
Expired or cancelled	(179)	53
Outstanding, December 31, 2009	5,858	$46	6.1
Vested or expected to vest, December 31, 2009	5,767	$46	6.1
Exercisable, December 31, 2009	3,330	$47	4.4
Outstanding, January 1, 2010	5,858	$46
Granted	897	53
Exercised	(682)	37		$14
Expired or cancelled	(133)	50
Outstanding, December 31, 2010	5,940	$48	6.2	$98
Vested or expected to vest, December 31, 2010	5,877	$48	6.1
Exercisable, December 31, 2010	3,446	$49	4.7	$54

Options outstanding and exercisable as of December 31, 2010 are as follows:

Options Outstanding				Options Exercisable
		Weighted-
		Average
		Remaining	Weighted-		Weighted-
		Contractual	Average		Average
Exercise Price	Shares (000)	Life (years)	Exercise Price	Shares (000)	Exercise Price
$11- $34	1,805	6.1	$31	821	$32
$35- $44	949	3.7	44	944	44
$45- $55	1,722	7.2	53	773	52
$56- $93	1,464	6.6	66	908	68
	5,940	6.2	$48	3,446	$49

We have recognized expense of  $14.3,  $12.7 and  $14.0 related to stock options for the years ended December 31, 2010, 2009 and 2008, respectively. The total fair value of options vested during the same periods were  $12.7,  $13.3 and  $12.5, respectively. As of December 31, 2010, total unrecognized compensation cost was approximately  $24.9, net of estimated forfeitures, which we expect to recognize over a weighted-average period of approximately 1.8 years.

We estimated the fair value of each stock option on the date of grant using the Black-Scholes option pricing model and the following assumptions:

Year Ended December 31	2010	2009	2008
Average risk-free interest rate	2.6%	1.8%	2.7%
Expected dividend yield	1.4%	2.5%	1.2%
Expected volatility	41.0%	42.0%	30.0%
Expected term (years)	5.4	5.5	4.9

The average risk-free interest rate is based on the five-year U.S. Treasury security rate in effect as of the grant date. The expected dividend yield is based on the expected annual dividend as a percentage of the market value of our common stock as of the grant date. We determined expected volatility using a weighted average of daily historical volatility (weighted 75%) of our stock price over the past five years and implied volatility (weighted 25%) based upon exchange traded options for our common stock. We believe that a blend of historical volatility and implied volatility better reflects future market conditions and better indicates expected volatility than considering purely historical volatility. We determined the expected term of the stock options using historical data. The weighted-average grant-date fair value of options granted during the year was  $19.26,  $9.73 and  $15.17 in 2010, 2009 and 2008, respectively.

DEFERRED STOCK

Our non-employee directors may elect to receive deferred stock in lieu of part or all of their annual cash retainer otherwise payable to them. The number of shares of deferred stock is determined pursuant to a formula set forth in the terms and conditions adopted under the 2003 Plan and the deferred stock is settled in shares of common stock according to the terms and conditions under the 2003 Plan. As of December 31, 2010, 2009 and 2008, there were 18,403, 17,288 and 13,819 respectively, shares of deferred stock awarded under this arrangement, all of which are vested.

Non-employee directors also receive an annual grant of deferred stock (or restricted stock, if they so elect) as additional compensation for board service. The award vests in one year in equal quarterly installments and the vested portion of the deferred stock is settled in shares of common stock either upon a director’s termination of service or three years after the date of grant (which may in most cases be extended at the directors’ election) in accordance with the terms and conditions under the 2003 Plan. As of December 31, 2010, 2009 and 2008, there were 4,448, 13,378 and 9,663, respectively, shares of deferred stock and 13,341, 14,710 and 7,028, respectively, shares of restricted stock granted under this arrangement, all of which are vested. We recognized expense of  $0.3,  $0.7 and  $0.8 related to deferred stock in 2010, 2009 and 2008, respectively.

RESTRICTED STOCK

We grant restricted stock and restricted stock unit awards to certain employees and to non-employee directors who may elect to receive restricted stock rather than deferred stock as described above. Restrictions lapse over periods ranging up to six years. We value restricted stock awards at the closing market value of our common stock on the date of grant.

A summary of restricted stock activity is as follows:

			Wtd. Avg.
			Remaining
		Wtd. Avg.	Contractual	Aggregate
	Shares (000)	Price Per Share	Term (years)	Intrinsic Value
Unvested, January 1, 2008	215	$49	2.2
Granted	66	57
Vested	(89)	42
Unvested, December 31, 2008	192	$55	2.7
Granted	197	$31
Vested	(15)	34
Forfeited	(5)	45
Unvested, December 31, 2009	369	$43	1.6
Granted	21	$56
Vested	(86)	41
Forfeited	(9)	31
Unvested, December 31, 2010	295	$45	0.9	$18

During 2010, 2009 and 2008, we recognized  $4.4,  $5.5 and  $2.8, respectively, of expense related to restricted stock awards. As of December 31, 2010, there was approximately  $3.0 of total unrecognized compensation cost related to unvested restricted stock, which we expect to recognize over a weighted-average period of approximately 1.4 years.

PERFORMANCE SHARE UNITS

Our 2003 Plan allows us to grant performance share units. Vesting of units occurs at the end of the performance period, generally two-three years, except in the case of death, disability or termination of employment, and the units are settled in shares of our common stock. A payout multiple is applied to the units awarded based on the performance criteria determined by the Executive Compensation and Human Resources Committee of the Board of Directors at the time of grant.

In February 2007, 2008 and 2010, we granted performance share units with a performance criteria of average Operating Profit Margin over the performance period of 2007-2009, 2008-2010 and 2010-2011, respectively. We did not grant any performance share units in 2009.

In the event the performance criteria exceeds the target performance level, an additional number of shares, up to the Outstanding Award level, may be granted. In the event the performance criteria falls below the target performance level, a reduced number of shares, as low as the Threshold Award level, may be granted. If the average Operating Profit Margin falls below the threshold performance level, no shares will be granted.

The Threshold, Target and Outstanding Award levels for each outstanding grant, adjusted for forfeitures, are as follows:

	2007-2009	(a)	2008-2010	(b)	2010-2011
Threshold Award	28,250		34,500		54,871
Target Award	113,000		138,000		109,742
Outstanding Award	197,750		241,500		219,484

(a)	118,000 performance share units were granted in 2007 at the Target Award level for the 2007-2009 performance period, of which 5,000 units were forfeited.
(b)	140,000 performance share units were granted in 2008 at the Target Award level for the 2008-2010 performance period, of which 2,000 units were forfeited.

We recognize and adjust compensation expense based on the likelihood of the performance criteria specified in the award being achieved. The compensation expense is recognized over the performance period and is recorded in Selling and Administrative Expenses. The Average Operating Profit Margin for the 2007-2009 and 2008-2010 performance periods did not meet the threshold performance level, and therefore, no shares were granted. We currently expect that the Average Operating Profit Margin for the 2010-2011 performance period will be between the target and outstanding performance levels. We have recognized total compensation expense of  $5.3 and  $1.2 in 2010 and 2008, respectively, and a total compensation benefit of  $1.5 for 2009 related to the performance share units.

OTHER STOCK PLANS

Under the 1990 Employee Stock Purchase Plan, designated employees meeting certain service requirements may purchase shares of our common stock through payroll deductions. These shares may be purchased at the lesser of 85% of their fair market value at the beginning or end of each year. The plan was suspended in 2009 and therefore we did not recognize any expense in 2009. In 2010, the plan was started up again with different criteria, which made it non-compensatory according to the accounting guidance on share-based payments. Therefore, we did not recognize any expense in 2010. We recognized expense of  $1.8 for shares purchased under the plan in 2008.

The fair value of each share purchased under the plan is estimated using the Black-Scholes option-pricing model and the following weighted-average assumptions:

Year Ended December 31	2008
Average risk-free interest rate	3.2%
Expected dividend yield	1.2%
Expected volatility	30.0%
Expected term (years)	1.0

These assumptions are determined using the same methodology applied in determining the assumptions used in calculating the fair value of our stock options.

We also maintain the Savings Related Share Option Scheme for United Kingdom employees with at least one year of service. The employees are offered the opportunity to obtain an option for a specified number of shares of common stock at not less than 85% of its market value on the day prior to the offer to participate in the plan. Options vest after either three, five or seven years, but may lapse earlier. Funds used to purchase the shares are accumulated through specified payroll deductions over a 60-month period. We recognized a benefit of  $0.2 in 2010 (due to forfeitures) and expense of  $0.1 and  $0.5 for shares purchased under the plan in 2009 and 2008, respectively.

Net (Loss) Earnings Per Share	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Net (Loss) Earnings Per Share

The calculation of Net (Loss) Earnings Per Share – Basic is as follows:

Year Ended December 31	2010	2009	2008
Net (loss) earnings available to common shareholders	$(263.6)	$(9.2)	$205.5
Weighted-average common shares outstanding (in millions)	81.0	78.3	78.7
Total	$(3.26)	$(0.12)	$2.61

The calculation of Net (Loss) Earnings Per Share – Diluted is as follows:

Year Ended December 31	2010	2009	2008
Net (loss) earnings available to common shareholders	$(263.6)	$(9.2)	$205.5
Weighted-average common shares outstanding (in millions)	81.0	78.3	78.7
Effect of restricted stock grants (in millions)	–	–	0.3
Effect of dilutive securities – stock options (in millions)	–	–	0.7
	81.0	78.3	79.7
Total	$(3.26)	$(0.12)	$2.58

Due to the net loss for the years ended December 31, 2010 and 2009, the assumed exercise of stock-based awards had an antidilutive effect and therefore was not included in the calculation of Net Loss Per Share – Diluted. The calculations of Net Earnings Per Share – Diluted for the year ended December 31, 2008 does not include certain stock-based awards because the exercise price for these awards was greater than the average market price of the common shares during that year. The number, exercise prices and weighted-average remaining life of these antidilutive awards were as follows:

	2010	2009	2008
Shares (in thousands)	6,583	6,231	2,452
Exercise price ranges	$11- $93	$9- $93	$52- $93
Weighted-average remaining life	5.8 years	6.2 years	8.3 years

Income Taxes	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Income Taxes

The provision for income taxes was as follows:

Year Ended December 31	2010	2009	2008
Current
United States
Federal	$37.4	$(31.8)	$46.1
State	3.2	6.8	3.6
Non-U.S.	126.3	40.5	220.2
Total current	166.9	15.5	269.9
Deferred
United States
Federal	(81.1)	(3.5)	(27.3)
State	(2.9)	(4.6)	(1.0)
Non-U.S.	15.5	(21.1)	(4.5)
Total deferred	(68.5)	(29.2)	(32.8)
Total provision	$98.4	$(13.7)	$237.1

A reconciliation between taxes computed at the U.S. Federal statutory rate of 35% and the consolidated effective tax rate is as follows:

Year Ended December 31	2010	2009	2008
Income tax based on statutory rate	$(57.8)	$(8.0)	$154.9
Increase (decrease) resulting from:
State income taxes, net of Federal benefit	(0.6)	2.9	2.8
Non-U.S. tax rate difference (1)	38.7	3.3	(3.7)
Repatriation of non-U.S. earnings	(4.8)	(37.2)	16.7
Change in valuation reserve	11.7	10.6	8.5
Non-deductible goodwill impairment charge	109.1	21.4	49.3
Non-deductible competition investigation in France	–	(1.8)	17.6
Other, net	2.1	(4.9)	(9.0)
Tax provision	$98.4	$(13.7)	$237.1

(1)
Included above in the impact of the non-U.S. tax rate difference was the French Business Tax, which has been classified as a component of income tax beginning in January 2010, in accordance with the current accounting guidance on income taxes. Prior to January 2010, the French Business Tax had been presented as non-income tax and included as a component of Cost of Services. The French Government changed the business tax from an asset-based tax to an income-based tax, thereby requiring the classification of this tax as income tax effective January 1, 2010.

Deferred income taxes are recorded on temporary differences at the tax rate expected to be in effect when the temporary differences reverse. Temporary differences, which gave rise to the deferred taxes are as follows:

Year Ended December 31	2010	2009
Current Future Income Tax Benefits (Expense)
Accrued payroll taxes and insurance	$9.7	$10.1
Employee compensation payable	22.3	23.3
Pension and postretirement benefits	(1.8)	(1.3)
Other	29.5	32.0
Valuation allowance	–	(0.1)
	59.7	64.0
Noncurrent Future Income Tax Benefits (Expense)
Accrued payroll taxes and insurance	20.4	19.5
Pension and postretirement benefits	50.4	53.4
Intangible assets	(34.4)	(47.5)
Net operating losses and other	197.3	189.9
Valuation allowance	(123.2)	(116.6)
	110.5	98.7
Total future tax benefits	$170.2	$162.7
Current tax asset	$59.7	$67.4
Current tax liability	–	(3.4)
Noncurrent tax asset	128.1	112.0
Noncurrent tax liability	(17.6)	(13.3)
Total future tax benefits	$170.2	$162.7

The current tax liability is recorded in Accrued Liabilities, the noncurrent tax asset is recorded in Other Assets and the noncurrent tax liability is recorded in Other Long-Term Liabilities in the Consolidated Balance Sheets.

We have U.S. Federal and non-U.S. net operating loss carryforwards and U.S. state net operating loss carryforwards totaling  $564.4 and  $252.7, respectively, as of December 31, 2010. The net operating loss carryforwards expire as follows:

	U.S. Federal and Non-U.S.	U.S. State
2011	$3.5	$3.1
2012	5.1	1.1
2013	11.5	19.1
2014	22.2	2.4
2015	19.4	3.0
Thereafter	198.0	224.0
No expirations	304.7	–
Total net operating loss carryforwards	$564.4	$252.7

We have recorded a deferred tax asset of  $182.9 as of December 31, 2010, for the benefit of these net operating losses. Realization of this asset is dependent on generating sufficient taxable income prior to the expiration of the loss carryforwards. A related valuation allowance of  $117.0 has been recorded as of December 31, 2010, as management believes that realization of certain net operating loss carryforwards is unlikely.

Pretax income of non-U.S operations was  $191.1,  $3.4 and  $454.7 in 2010, 2009 and 2008, respectively. We have not provided U.S. income taxes and non-U.S. withholding taxes on  $468.0 of unremitted earnings of non-U.S. subsidiaries that are considered to be reinvested indefinitely. Deferred taxes are provided on the earnings of non-U.S. subsidiaries that will likely be remitted to the U.S. As of December 31, 2010 and 2009, we have recorded a deferred tax liability of  $23.6 and  $31.7, respectively, related to non-U.S. earnings that we plan to remit.

As of December 31, 2010, we have gross unrecognized tax benefits related to various tax jurisdictions, including interest and penalties, of  $26.4. We have related tax benefits of  $4.3, and the net amount of  $22.1 would favorably affect the effective tax rate if recognized. During 2010, the IRS audit of 2006 and 2007 was closed. We do not expect our unrecognized tax benefits to change significantly over the next 12 months.

As of December 31, 2009, we had gross unrecognized tax benefits related to various tax jurisdictions, including interest and penalties, of  $44.4. We had related tax benefits of  $13.4, and the net amount of  $31.0 would favorably affect the effective tax rate if recognized. During 2009, we recorded tax benefits related to the U.S. statute expiration for 2004 and 2005 and a tax audit settlement of  $4.8 for the years 2003 through 2007.

As of December 31, 2008, we had gross unrecognized tax benefits related to various tax jurisdictions, including interest and penalties, of  $50.9. We had related tax benefits of  $12.8, and the net amount of  $38.1 would favorably affect the effective tax rate if recognized. Audits related to 2004 and 2007 were settled in 2008 for an  $11.7 benefit.

We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense. In 2010, we had a net benefit of  $1.3 due to a  $1.8 benefit from statute expirations. We accrued net interest and penalties of  $0.4 and  $0.3 during 2009 and 2008, respectively.

The following table summarizes the activity related to our unrecognized tax benefits during 2010, 2009 and 2008:

	2010	2009	2008
Gross unrecognized tax benefits, beginning of year	$41.7	$49.3	$60.5
Increases in prior year tax positions	3.0	6.5	1.2
Decreases in prior year tax positions	(2.0)	(1.4)	(5.9)
Increases for current year tax positions	–	1.7	7.0
Expiration of statute of limitations and audit settlements	(17.7)	(14.4)	(13.5)
Gross unrecognized tax benefits, end of year	$25.0	$41.7	$49.3
Potential interest and penalties	1.4	2.7	1.6
Balance, end of year	$26.4	$44.4	$50.9

We conduct business globally in 82 countries and territories. We are routinely audited by the tax authorities of the various tax jurisdictions in which we operate. Generally, the tax years that could be subject to examination are 2007 through 2010 for our major operations in Germany, Italy, France, Japan, U.S. and United Kingdom. As of December 31, 2010, we are subject to tax audits in France, Belgium, Denmark, and Norway and the IRS will audit 2008 and 2009 beginning in 2011. We believe that resolution of such audits will not have a material impact on earnings.

Goodwill	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Goodwill

Changes in the carrying value of goodwill by reportable segment and Corporate are as follows:

							Right
	Americas	(1)	France	EMEA	(2)	Asia Pacific	Management	(3)	Corporate	(3),(4)	Total (4)
Balance, January 1, 2009	$163.3		$3.6	$266.2		$56.5	$140.0		$343.3		$972.9
Goodwill acquired	8.4		3.4	–		–	4.1		–		15.9
Currency impact and other	1.7		0.1	20.7		2.4	6.6		(0.2)		31.3
Impairment charge	–		–	–		–	–		(61.0)		(61.0)
Balance, December 31, 2009	173.4		7.1	286.9		58.9	150.7		282.1		959.1
Goodwill acquired	290.6		9.1	4.1		0.2	3.8		–		307.8
Currency impact and other	1.5		(0.4)	(8.6)		5.8	0.5		–		(1.2)
Impairment charge	–		–	–		–	(94.4)		(217.2)		(311.6)
Balance, December 31, 2010	$465.5		$15.8	$282.4		$64.9	$60.6		$64.9		$954.1

(1)	Balance related to United States was $151.9 as of January 1, 2009. There was an $8.4 addition in 2009, resulting in a $160.3 goodwill balance as of December 31, 2009. In 2010, United States added $290.6 through acquisitions and recorded another item of $0.8, resulting in a $451.7 goodwill balance as of December 31, 2010. See Note 14 to the Consolidated Financial Statements for further information regarding Jefferson Wells inclusion.
(2)	Balances related to Italy were $4.8, $4.9 and $4.6 as of January 1, 2009, December 31, 2009 and December 31, 2010, respectively. The change represents the impact of currency.
(3)	For further information on the goodwill impairment charges, see Note 1 to the Consolidated Financial Statements. The 2010 goodwill impairment charge for Right Management impacted both Corporate ( $184.5) and Right Management ( $94.4).
(4)	Balances were net of accumulated impairment loss of $140.8, $201.8 and $513.4, as of January 1, 2009, December 31, 2009 and December 31, 2010, respectively. The 2010 goodwill impairment charge for Jefferson Wells impacted only Corporate ( $32.7).

The majority of the Corporate balance as of December 31, 2010 relates to goodwill attributable to our acquisition of Jefferson Wells ( $55.5) which is now part of the United States reporting unit. For purposes of monitoring our total assets by segment, we do not allocate the Corporate balance to the respective reportable segments as this is commensurate with how we operate our business. We do, however, include these balances within the appropriate reporting units for our goodwill impairment testing. See the table below for the composition of goodwill balances by reporting unit.

Goodwill balances by reporting unit are as follows:

December 31	2010	2009
United States	$507.2	$248.5
Elan	123.2	128.6
Netherlands (Vitae)	81.9	87.6
Right Management	60.6	335.1
Other reporting units	181.2	159.3
Total goodwill	$954.1	$959.1

Debt	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Debt

Information concerning Short-Term Borrowings is as follows:

December 31	2010	2009
Short-term borrowings	$28.0	$41.3
Weighted-average interest rates	7.0%	8.1%

We maintain separate bank credit lines with financial institutions to meet working capital needs of our subsidiary operations. As of December 31, 2010, such uncommitted credit lines totaled  $395.7, of which  $367.7 was unused. Due to limitations on subsidiary borrowings in our revolving credit agreement, additional subsidiary borrowings of  $271.8 could be made under these facilities as of December 31, 2010.

A summary of Long-Term Debt is as follows:

December 31	2010	2009
Euro-denominated notes:
€300 due June 2012	$401.2	$429.0
€200 due June 2013	267.1	285.6
Other	1.7	1.4
	670.0	716.0
Less – current maturities	0.7	0.4
Long-term debt	$669.3	$715.6

EURO NOTES

Our €300.0 aggregate principal amount 4.50% notes are due June 1, 2012 (the “€300.0 Notes”). The €300.0 Notes were issued at a price of 99.518% to yield an effective interest rate of 4.58% . The discount of €1.4 ( $1.8) is being amortized to interest expense over the term of the notes. Interest is payable annually on June 1.

Our €200.0 aggregate principal amount 4.75% notes are due June 14, 2013 (the “€200.0 Notes”). The €200.0 Notes were issued at a price of 99.349% to yield an effective interest rate of 4.862% . The discount of €1.3 ( $1.6) is being amortized to interest expense over the term of the €200.0 Notes. Interest is payable annually on June 14.

The €300.0 Notes and €200.0 Notes are unsecured senior obligations and rank equally with all of our existing and future senior unsecured debt and other liabilities. We may redeem the €300.0 Notes or the €200.0 Notes, in whole but not in part, at our option at any time for a redemption price as defined in each agreement. These notes also contain certain customary non-financial restrictive covenants and events of default.

The €300.0 Notes, €200.0 Notes and other Euro-denominated borrowings have been designated as a hedge of our net investment in subsidiaries with a Euro functional currency. Since our net investment in these subsidiaries exceeds the respective amount of the designated borrowings, all translation gains or losses related to these borrowings are included as a component of Accumulated Other Comprehensive Income (Loss).

REVOLVING CREDIT AGREEMENT

We have a  $400.0 revolving credit agreement with a syndicate of commercial banks that expires in November 2012. The revolving credit agreement allows for borrowings in various currencies, with up to  $150.0 that may be used for the issuance of stand-by letters of credit. Outstanding letters of credit issued under the agreement totaled  $2.2 and  $8.6 as of December 31, 2010 and 2009, respectively. Additional borrowings of  $397.8 were available to us under this revolving credit agreement as of December 31, 2010.

On October 16, 2009, we amended our revolving credit agreement (“Revolving Credit Agreement”) to revise certain terms and financial covenants, including a reduction in the size of the facility from  $625.0 to  $400.0. The Revolving Credit Agreement requires that we comply with maximum Debt-to-EBITDA ratios, ranging from 3.25 to 1 to 6.00 to 1 beginning with the quarter ended September 30, 2009 through the quarter ending June 30, 2010, returning to a ratio of 3.25 to 1 for the quarter ending September 30, 2011 and each quarter thereafter. The Revolving Credit Agreement also requires that we comply with minimum Fixed Charge Coverage ratios of 1.25 to 1 beginning with the quarter ended December 31, gradually returning to a ratio of 2.00 to 1 for the quarter ending March 31, 2012 and each quarter thereafter.

As defined in the Revolving Credit Agreement, we had a Debt-to-EBITDA ratio of 1.60 to 1 (compared to a maximum allowable ratio of 5.25 to 1) as of December 31, 2010 and a Fixed Charge Coverage ratio of 2.41 to 1 (compared to a minimum required ratio of 1.25 to 1) as of December 31, 2010.

Under our Revolving Credit Agreement, we have a ratings-based pricing grid which determines the facility fee and the credit spread that we add to the applicable interbank borrowing rate on all borrowings. At our current credit ratings, the facility fee is 45 bps, and the credit spread is 255 bps. Any further downgrades from the credit agencies would unfavorably impact our facility fees and result in additional costs ranging from approximately  $0.6 to  $1.3 annually. As of December 31, 2010, the interest rate under the agreement was Libor plus 2.55% (for U.S. Dollar borrowings, or alternative base rate for foreign currency borrowings). We had no borrowings under this credit agreement as of December 31, 2010.

On October 16, 2009, we repaid the €100.0 ( $146.4) borrowings outstanding under our revolving credit agreement, and terminated the related interest rate swap agreements. As a result, we incurred approximately  $7.5 in fees classified as interest expense, which was recorded in the third quarter.

DEBT MATURITIES

The maturities of Long-term debt payable within each of the four years subsequent to December 31, 2011 are as follows: 2012 –  $401.8, 2013 –  $267.5, 2014 and 2015 – none.

Retirement And Deferred Compensation Plans	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Retirement And Deferred Compensation Plans

DEFINED BENEFIT PLANS

We sponsor several qualified and nonqualified pension plans covering permanent employees. The reconciliation of the changes in the plans’ benefit obligations and the fair value of plan assets and the funded status of the plans are as follows:

		U.S. Plans	Non-U.S. Plans
Year Ended December 31	2010	2009	2010	2009
Change in Benefit Obligation
Benefit obligation, beginning of year	$51.7	$49.3	$225.6	$208.8
Service cost	–	–	8.6	11.1
Interest cost	2.8	3.0	11.7	11.1
Plan amendments	–	–	–	(1.4)
Curtailments	–	–	–	(19.4)
Transfers	–	–	(0.4)	(0.4)
Actuarial loss	5.7	3.7	11.8	–
Plan participant contributions	–	–	2.1	2.3
Benefits paid	(4.0)	(4.3)	(4.1)	(6.6)
Currency exchange rate changes	–	–	(10.5)	20.1
Benefit obligation, end of year	$56.2	$51.7	$244.8	$225.6
Change in Plan Assets
Fair value of plan assets, beginning of year	$35.0	$30.3	$200.6	$175.8
Actual return on plan assets	2.7	6.2	20.0	16.5
Curtailments	–	–	–	(16.7)
Transfers	–	–	–	(1.1)
Plan participant contributions	–	–	2.1	2.3
Company contributions	2.7	2.8	16.6	12.9
Benefits paid	(4.0)	(4.3)	(4.1)	(6.6)
Currency exchange rate changes	–	–	(9.1)	17.5
Fair value of plan assets, end of year	$36.4	$35.0	$226.1	$200.6
Funded Status at End of Year
Funded status, end of year	$(19.8)	$(16.7)	$(18.7)	$(25.0)
Amounts Recognized
Noncurrent assets	$14.3	$13.9	$23.7	$24.0
Current liabilities	(2.6)	(2.4)	(0.4)	(0.5)
Noncurrent liabilities	(31.5)	(28.2)	(42.0)	(48.5)
Net amount recognized	$(19.8)	$(16.7)	$(18.7)	$(25.0)

Effective January 1, 2009, we terminated our defined benefit plan in Japan and replaced it with a defined contribution plan, resulting in a curtailment and settlement gain of  $4.3.

Amounts recognized in Accumulated Other Comprehensive Income (Loss), net of tax, consist of:

		U.S. Plans		Non-U.S. Plans
Year Ended December 31	2010	2009	2010	2009
Net loss (gain)	$9.3	$6.0	$2.4	$(0.6)
Prior service cost	0.2	0.3	7.2	7.5
Total	$9.5	$6.3	$9.6	$6.9

The accumulated benefit obligation for our plans that have plan assets was  $214.9 and  $195.7 as of December 31, 2010 and 2009, respectively. The accumulated benefit obligation for certain of our plans exceeded the fair value of plan assets as follows:

December 31	2010	2009
Accumulated benefit obligation	$5.8	$122.7
Plan assets	5.7	115.8

In 2010, our largest plan saw an improvement in its funded status and its accumulated benefit obligation no longer exceeds its plan assets as of December 31, 2010. As a result, this significant plan is included in the amounts disclosed above for 2009 but not for 2010.

The projected benefit obligation for certain of our plans exceeded the fair value of plan assets as follows:

December 31	2010	2009
Projected benefit obligation	$173.7	$160.3
Plan assets	163.8	144.9

By their nature, certain of our plans do not have plan assets. The accumulated benefit obligation for these plans was  $57.1 and  $53.1 as of December 31, 2010 and 2009, respectively.
The components of the net periodic benefit cost and other amounts recognized in Other Comprehensive Loss (Income) for all plans are as follows:

Year Ended December 31	2010	2009	2008
Service cost	$8.6	$11.1	$14.4
Interest cost	14.5	14.1	15.3
Expected return on assets	(13.4)	(12.6)	(13.9)
Curtailment and settlement	–	(4.3)	–
Net gain	(1.2)	(2.1)	(0.8)
Prior service cost	0.7	0.5	0.5
Net periodic benefit cost	9.2	6.7	15.5
Other Changes in Plan Assets and Benefit Obligations
Recognized in Other Comprehensive Loss (Income)
Net loss (gain)	8.5	(9.0)	9.7
Amortization of net gain	1.2	3.0	0.9
Prior service cost	–	–	10.4
Amortization of prior service cost	(0.7)	(0.8)	(0.6)
Total recognized in other comprehensive loss (income)	9.0	(6.8)	20.4
Total recognized in net periodic benefit cost and other comprehensive loss (income)	$18.2	$(0.1)	$35.9

The estimated net gain and prior service cost for the defined benefit pension plans that will be amortized from Accumulated Other Comprehensive Income (Loss) into net periodic benefit cost during 2011 are  $0.2 and  $0.7, respectively.

The weighted-average assumptions used in the measurement of the benefit obligation are as follows:

		U.S. Plans		Non-U.S. Plans
Year Ended December 31	2010	2009	2010	2009
Discount rate	5.1%	5.7%	5.1%	5.5%
Rate of compensation increase	4.0%	4.0%	4.3%	4.5%

The weighted-average assumptions used in the measurement of the net periodic benefit cost are as follows:

			U.S. Plans			Non-U.S. Plans
Year Ended December 31	2010	2009	2008	2010	2009	2008
Discount rate	5.7%	6.4%	6.3%	5.5%	5.7%	5.0%
Expected long-term return on plan assets	7.3%	7.3%	7.5%	5.5%	5.7%	5.4%
Rate of compensation increase	4.0%	4.0%	4.5%	4.5%	4.2%	4.2%

We determine our assumption for the discount rate to be used for purposes of computing annual service and interest costs based on an index of high-quality corporate bond yields and matched-funding yield curve analysis as of the end of each fiscal year. Our overall expected long-term rate of return on U.S. plan assets is 7.3%.

Our overall expected long-term rate of return on our non-U.S. plans varies by country and ranges from 3.7% to 6.3% . For a majority of our plans, a building block approach has been employed to establish this return. Historical markets are studied and long-term historical relationships between equity securities and fixed income instruments are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over time. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined. The long-term portfolio return is established with proper consideration of diversification and rebalancing. We also use guaranteed insurance contracts for two of our foreign plans. Peer data and historical returns are reviewed to check for reasonableness and appropriateness of our expected rate of return.

Projected salary levels utilized in the determination of the projected benefit obligation for the pension plans are based upon historical experience and the future expectations for each respective country.

Our plans’ investment policies are to optimize the long-term return on plan assets at an acceptable level of risk and to maintain careful control of the risk level within each asset class. Our long-term objective is to minimize plan expenses and contributions by outperforming plan liabilities. We have historically used a balanced portfolio strategy based primarily on a target allocation of equity securities and fixed-income instruments, which vary by location. These target allocations, which are similar to the 2010 allocations, are determined based on the favorable risk tolerance characteristics of the plan and, at times, may be adjusted within a specified range to advance our overall objective.

The fair value of our pension plan assets are primarily determined by using market quotes and other relevant information that is generated by market transactions involving identical or comparable assets. The fair value of our pension plan assets by asset category is as follows:

	U.S. Plans				Non-U.S. Plans
	Fair Value Measurements Using				Fair Value Measurements Using
		Quoted				Quoted
		Prices				Prices
		in Active	Significant			in Active	Significant
		Markets for	Other	Significant		Markets for	Other	Significant
		Identical	Observable	Unobservable		Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs	December 31,	Assets	Inputs	Inputs
	2010	(Level 1)	(Level 2)	(Level 3)	2010	(Level 1)	(Level 2)	(Level 3)
Asset Category
Cash and cash equivalents(1)	$2.5	$2.5	$–	$–	$4.2	$4.2	$–	$–
Equity securities:
U.S. companies	15.9	15.9	–	–	2.7	2.2	–	0.5
International companies	–	–	–	–	61.0	61.0	–	–
Fixed income securities:
Government bonds(2)	18.0	–	18.0	–	13.1	–	13.1	–
Corporate bonds	–	–	–	–	49.9	–	49.9	–
Guaranteed insurance contracts	–	–	–	–	8.8	–	8.8	–
Other types of investments:
Unitized funds(3)	–	–	–	–	75.7	75.7	–	–
Equity hedge funds	–	–	–	–	0.9	–	0.9	–
Real estate funds	–	–	–	–	9.8	–	4.8	5.0
	$36.4	$18.4	$18.0	$–	$226.1	$143.1	$77.5	$5.5

(1)	This category includes a prime obligations money market portfolio.
(2)	This category includes U.S. Treasury / Federal agency securities and foreign government securities.
(3)	This category includes investments in approximately 80% fixed income securities and 20% equity.

	U.S. Plans				Non-U.S. Plans
	Fair Value Measurements Using				Fair Value Measurements Using
		Quoted				Quoted
		Prices				Prices
		in Active	Significant			in Active	Significant
		Markets for	Other	Significant		Markets for	Other	Significant
		Identical	Observable	Unobservable		Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs	December 31,	Assets	Inputs	Inputs
	2009	(Level 1)	(Level 2)	(Level 3)	2009	(Level 1)	(Level 2)	(Level 3)
Asset Category
Cash and cash equivalents(1)	$3.4	$3.4	$–	$–	$4.6	$4.6	$–	$–
Equity securities:
U.S. companies	16.3	16.3	–	–	1.1	0.9	0.2	–
International companies	–	–	–	–	73.0	73.0	–	–
Fixed income securities:
Government bonds(2)*	15.3	–	15.3	–	14.8	–	14.8	–
Corporate bonds*	–	–	–	–	90.0	–	90.0	–
Bank loans	–	–	–	–	0.6	0.6	–	–
Guaranteed insurance contracts	–	–	–	–	7.8	–	7.8	–
Other types of investments:
Equity hedge funds	–	–	–	–	0.6	0.6	–	–
Real estate funds	–	–	–	–	8.1	–	8.1	–
	$35.0	$19.7	$15.3	$–	$200.6	$79.7	$120.9	$–

(1)	This category includes a prime obligations money market portfolio.
(2)	This category includes U.S. Treasury / Federal agency securities and foreign government securities.
*	The prior year classification of corporate and government bonds as Level 1 has been corrected.

RETIREE HEALTH CARE PLAN

We provide medical and dental benefits to certain eligible retired employees in the U.S. Due to the nature of the plan, there are no plan assets. The reconciliation of the changes in the plan’s benefit obligation and the statement of the funded status of the plan are as follows:

Year Ended December 31	2010	2009
Change in Benefit Obligation
Benefit obligation, beginning of year	$24.6	$22.4
Service cost	0.1	0.1
Interest cost	1.4	1.4
Actuarial gain	1.1	1.8
Benefits paid	(1.9)	(1.4)
Medicare Part D subsidy receipts	0.2	0.3
Benefit obligation, end of year	$25.5	$24.6
Funded Status at End of Year
Funded status, end of year	$(25.5)	$(24.6)
Amounts Recognized
Current liabilities	$(1.6)	$(1.4)
Noncurrent liabilities	(23.9)	(23.2)
Net amount recognized	$(25.5)	$(24.6)

The amount recognized in Accumulated Other Comprehensive Income (Loss), net of tax, represents a net gain of  $1.5 and  $2.5 in 2010 and 2009, respectively.

The discount rate used in the measurement of the benefit obligation was 5.1% and 5.7% in 2010 and 2009, respectively. The discount rate used in the measurement of net periodic benefit cost was 5.7%, 6.4% and 6.3% in 2010, 2009 and 2008, respectively. The components of net periodic benefit cost for this plan are as follows:

Year Ended December 31	2010	2009	2008
Net Periodic Benefit Cost
Service cost	$0.1	$0.1	$0.2
Interest cost	1.4	1.4	1.4
Net gain	(0.1)	(0.7)	(0.7)
Net periodic benefit cost	1.4	0.8	0.9
Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Loss
Net loss (gain)	1.1	1.8	(0.6)
Amortization of net gain	0.1	0.7	0.6
Total recognized in other comprehensive loss	1.2	2.5	–
Total recognized in net periodic benefit cost and other comprehensive loss	$2.6	$3.3	$0.9

For the retiree health care plan, no amount is estimated to be amortized from Accumulated Other Comprehensive Loss into net periodic benefit cost during 2011.

The health care cost trend rate was assumed to be 8.0% for 2010, decreasing gradually to 5.0% for the years 2016 and beyond. Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in the assumed health care cost trend rate would have the following effects:

	1% Increase	1% Decrease
Effect on total of service and interest cost components	$0.2	$(0.2)
Effect on benefit obligation	3.3	(2.8)

FUTURE CONTRIBUTIONS AND PAYMENTS

During 2011, we plan to contribute  $20.0 to our pension plans and to fund our retiree health care payments as incurred. Projected benefit payments from the plans as of December 31, 2010 are estimated as follows:

		Retiree Health
Year	Pension Plans	Care Plan
2011	$9.8	$1.4
2012	10.1	1.4
2013	10.5	1.4
2014	11.3	1.4
2015	12.1	1.4
2016-2020	74.7	6.9
Total projected benefit payments	$128.5	$13.9

DEFINED CONTRIBUTION PLANS

We have defined contribution plans covering substantially all permanent U.S. employees and various other employees throughout the world. Employees may elect to contribute a portion of their salary to the plans and we match a portion of their contributions up to a maximum percentage of the employee’s salary. In addition, profit sharing contributions are made if a targeted earnings level is reached. The total expense for our match and any profit sharing contributions was  $23.7,  $22.7 and  $24.2 for the years ended December 31, 2010, 2009 and 2008, respectively. One of our U.S. deferred compensation plans had an asset and liability of  $35.6 and  $28.2 as of December 31, 2010 and 2009, respectively.

Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Accumulated Other Comprehensive Income (Loss)

The components of Accumulated Other Comprehensive Income (Loss), net of tax, are as follows:

December 31	2010	2009	2008
Foreign currency translation	$96.6	$111.0	$4.0
Unrealized gain on investments	8.0	6.6	2.3
Unrealized loss on derivatives (Note 12)	–	–	(4.6)
Defined benefit pension plans (Note 8)	(19.1)	(13.2)	(15.2)
Retiree health care plan (Note 8)	1.5	2.5	4.6
Accumulated other comprehensive income (loss)	$87.0	$106.9	$(8.9)

Leases	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Leases

We lease property and equipment primarily under operating leases. Renewal options exist for substantially all leases. Future minimum payments, by year and in the aggregate, under noncancelable operating leases with any remaining terms consist of the following as of December 31, 2010:

Year
2011	$208.0
2012	155.0
2013	111.4
2014	79.9
2015	61.3
Thereafter	137.4
Total minimum lease payments	$753.0

Rental expense for all operating leases was  $248.8,  $250.8 and  $284.4 for the years ended December 31, 2010, 2009 and 2008, respectively.

Interest and Other Expense	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Interest and Other Expense

Interest and Other Expense consists of the following:

Year Ended December 31	2010	2009	2008
Interest expense	$43.7	$61.7	$63.9
Interest income	(6.2)	(11.7)	(22.1)
Foreign exchange losses (gains)	3.3	0.8	(2.9)
Miscellaneous expenses, net	2.4	3.5	12.0
Loss from sale of an equity investment	–	10.3	–
Interest and other expense	$43.2	$64.6	$50.9

Included in interest expense for the year ended December 31, 2009 is  $7.5, which was recorded as a result of our repayment of the borrowings outstanding under the Amended Revolving Credit Agreement and our termination of the interest rate swap agreements. Loss from sale of an equity investment in 2009 resulted as we sold an equity investment in Japan for cash proceeds of  $13.3 in September 2009.

Derivative Financial Instruments	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Derivative Financial Instruments

We are exposed to various risks relating to our ongoing business operations. The primary risks, which are managed through the use of derivative instruments, are foreign currency exchange rate risk and interest rate risk. In certain circumstances, we enter into foreign currency forward exchange contracts (“forward contracts”) to reduce the effects of fluctuating foreign currency exchange rates on our cash flows denominated in foreign currencies. Our exposure to market risk for changes in interest rates relates primarily to our Long-Term Debt obligations. We have historically managed interest rate risk through the use of a combination of fixed and variable rate borrowings and interest rate swap agreements. In accordance with the current accounting guidance for derivative instruments and hedging activities, we record all of our derivative instruments as either an asset or liability measured at their fair values.

INTEREST RATE RISK MANAGEMENT

As we disclosed in Note 7 to the Consolidated Financial Statements, we repaid the €100.0 ( $146.4) borrowing outstanding under our Revolving Credit Agreement and terminated the related interest rate swap agreements on October 16, 2009. Our interest rate swap agreements had been designated as cash flow hedges of the interest costs on our Euro-denominated variable rate borrowings. The interest rate swap agreements had a notional value of €100.0 ( $146.4) and fixed the variable portion of the interest rate on these borrowings, on a weighted-average basis, at 5.71% . The total interest rate on these borrowings was 6.21%, including the 50 basis point credit spread as defined in our previous revolving credit agreement.

For cash flow hedges, we recorded the effective portions of our interest rate swap agreements as a component of Accumulated Other Comprehensive Income (Loss) until we determined that it was probable (as of September 30, 2009) that we would repay our outstanding borrowings under our revolving credit facility. We realized the costs included in Accumulated Other Comprehensive Income (Loss) as interest expense by recording  $6.4 in the Consolidated Statement of Operations for the year ended December 31, 2009. We had no interest rate swap agreements as of December 31, 2010 or 2009 or at any time during 2010.

FOREIGN CURRENCY EXCHANGE RATE RISK MANAGEMENT

The €300.0 ( $401.2) Notes and the €200.0 ( $267.1) Notes were designated as economic hedges of our net investment in our foreign subsidiaries with a Euro functional currency as of December 31, 2010.

For derivatives designated as an economic hedge of the foreign currency exposure of a net investment in a foreign subsidiary, the gain or loss associated with foreign currency translation is recorded as a component of Accumulated Other Comprehensive Income (Loss), net of taxes. As of December 31, 2010, we had a  $56.1 loss included in Accumulated Other Comprehensive Income (Loss), net of taxes, as the net investment hedge was deemed effective.

Our forward contracts are not designated as hedges. Consequently, any gain or loss resulting from the change in fair value is recognized in the current period earnings. These gains or losses are offset by the exposure related to receivables and payables with our foreign subsidiaries and to interest due on our Euro-denominated notes, which is paid annually in June. We recorded a loss of  $2.7 associated with our forward contracts in Interest and Other Expenses for the year ended December 31, 2010 related to the forward contracts. We had a  $0.1 asset related to the forward contracts’ fair value included in Other Long-Term Liabilities as of December 31, 2010.

The fair value measurements of these items recorded in our consolidated balance sheets as of December 31, 2010 and 2009 are disclosed in Note 1 to the Consolidated Financial Statements.

Contingencies	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Contingencies

LITIGATION

We are involved in a number of lawsuits arising in the ordinary course of business which will not, in the opinion of management, have a material effect on our results of operations, financial position or cash flows.

In February 2009, the French Competition Council rendered its decision and levied a fine of €42.0 ( $55.9) related to the competition investigation that began in November 2004, conducted by France’s Direction Generale de la concurrence, de la Consommation et de la Repression des Fraudes (“DGCCRF”), a body of the French Finance Minister that investigates frauds and competition violations. We had accrued for this fine as of December 31, 2008, paid this fine in April 2009 and appealed the Competition Council’s decision. In January 2010 we received notification that our appeal was denied and in March 2010, we again appealed the Competition Council’s decision to the Cour de Cassation.

GUARANTEES

We have entered into certain guarantee contracts and stand-by letters of credit that total  $168.1 ( $131.4 for guarantees and  $36.7 for stand-by letters of credit). The guarantees primarily relate to operating leases and indebtedness. The stand-by letters of credit relate to insurance requirements and debt facilities. If certain conditions were met under these arrangements, we would be required to satisfy our obligation in cash. Due to the nature of these arrangements and our historical experience, we do not expect to make any significant payments under these arrangements.

Segment Data	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Segment Data

During the fourth quarter of 2010, our segment reporting was realigned due to our Jefferson Wells business being combined with our Professional Finance and Accounting vertical within the United States. Accordingly, our former reportable segment, Jefferson Wells, is now reported within our United States operating segment as part of the Americas reportable segment. All previously reported results have been restated to conform to the current year presentation.

We are organized and managed primarily on a geographic basis, with the exception of Right Management, which is operated as a separate global business unit. Each country and business unit primarily has its own distinct operations, is managed locally by its own management team and maintains its own financial reports. Each operation reports directly or indirectly through a regional manager, to a member of executive management. Given this reporting structure, all of our operations have been segregated into the following reporting segments: Americas, which includes United States and Other Americas; France; EMEA (Europe, Middle East and Africa, excluding France), which includes Italy and Other EMEA; Asia Pacific; and Right Management.

The Americas, France, EMEA, and Asia Pacific segments derive a significant majority of their revenues from the placement of contingent workers. The remaining revenues within these segments are derived from other workforce solutions and services, including recruitment and assessment, training and development, and Manpower Business Solutions (MBS). MBS includes Talent Based Outsourcing (TBO), Managed Service Programs (MSP), Borderless Talent Solutions (BTS) and Recruitment Process Outsourcing (RPO). The Right Management segment revenues are derived from career management and workforce consulting services. Segment revenues represent sales to external clients primarily within a single segment. Due to the nature of our business, we generally do not have export or intersegment sales. We provide services to a wide variety of clients, none of which individually comprise a significant portion of revenue for us as a whole.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. We evaluate performance based on Operating Unit Profit, which is equal to segment revenues less direct costs and branch and national headquarters operating costs. This profit measure does not include goodwill and intangible asset impairment charges or amortization of intangible assets related to acquisitions, interest and other income and expense amounts or income taxes. During the third quarter of 2010, we redefined Operating Unit Profit to exclude intangible asset amortization related to all acquisitions. Therefore, these costs are no longer included as operating costs within the reportable segments and Corporate Expenses, and all intangible asset amortization expense is now shown separately. All previously reported results have been restated to conform to the current year presentation.

Total assets for the segments are reported after the elimination of investments in subsidiaries and intercompany accounts.

Year Ended December 31	2010	2009	2008
Revenues from Services (a)
Americas:
United States(b)	$2,783.4	$1,786.0	$2,236.4
Other Americas	1,265.5	967.3	1,129.8
	4,048.9	2,753.3	3,366.2
France	5,208.6	4,675.5	6,935.6
EMEA:
Italy	1,044.2	950.8	1,519.5
Other EMEA	6,043.0	5,371.7	7,422.0
	7,087.2	6,322.5	8,941.5
Asia Pacific	2,147.2	1,728.0	1,841.6
Right Management	374.6	559.4	452.2
	$18,866.5	$16,038.7	$21,537.1
Operating Unit Profit (Loss)
Americas:
United States	$42.8	$(41.4)	$17.3
Other Americas	36.5	20.1	25.9
	79.3	(21.3)	43.2
France	47.1	20.8	299.0
EMEA:
Italy	47.5	27.9	120.4
Other EMEA	157.4	34.7	237.8
	204.9	62.6	358.2
Asia Pacific	47.2	26.5	29.2
Right Management	3.5	113.4	44.7
	382.0	202.0	774.3
Corporate expenses	(101.2)	(77.4)	(95.6)
Goodwill and intangible asset impairment charges	(428.8)	(61.0)	(163.1)
Intangible asset amortization expense(c)	(39.3)	(21.9)	(22.1)
Reclassification of French business tax(d)	65.3	–	–
Interest and other expenses	(43.2)	(64.6)	(50.9)
(Loss) earnings before income taxes	$(165.2)	$(22.9)	$442.6

(a)   Further breakdown of Revenues from Services by geographical region is as follows:

Revenues from Services	2010	2009	2008
United States	$2,940.1	$2,059.4	$2,436.3
France	5,240.7	4,710.3	6,968.8
Italy	1,065.0	967.8	1,534.9
United Kingdom	1,822.2	1,738.0	2,491.8
Total Foreign	15,926.4	13,979.3	19,100.8

(b)	The U.S. revenues above represent revenues from our company-owned branches and franchise fees received from our franchise operations, which are discussed further on the financial highlights page.
(c)	Intangible asset amortization related to aquisitions was excluded from operating costs within the reportable segments and corporate expenses, and shown seperately.
(d)	The French Business Tax, as disclosed in Note 5 to the Consolidated Financial Statements, is reported in Provision for Income Taxes rather than in Cost of Services, in accordance with the current accounting guidance on income taxes. However, we view this tax as operational in nature. Accordingly, the financial information reviewed internally continues to include the French Business Tax within the Operating Unit Profit of our France reportable segment. Therefore, we have shown the amount of the French Business Tax above to reconcile to our (Loss) Earnings before Income Taxes.

Year Ended December 31	2010	2009	2008
Depreciation and Amortization Expense
Americas:
United States	$15.4	$12.6	$12.8
Other Americas	3.7	3.7	3.8
	19.1	16.3	16.6
France	12.6	15.3	20.1
EMEA:
Italy	3.8	4.4	5.0
Other EMEA	21.2	24.6	25.5
	25.0	29.0	30.5
Asia Pacific	4.6	5.6	8.3
Right Management	7.3	9.1	9.5
Corporate	2.2	–	–
Amortization of intangible assets(a)	39.3	21.9	22.1
	$110.1	$97.2	$107.1
Earnings from Equity Investments
Americas:
United States	$–	$–	$(1.6)
Other Americas	–	–	–
	–	–	(1.6)
France	(0.6)	(0.9)	(0.9)
EMEA:
Italy	–	–	–
Other EMEA	5.2	3.3	3.0
	5.2	3.3	3.0
Asia Pacific	–	0.6	0.4
Right Management	–	–	–
	$4.6	$3.0	$0.9

(a)	Intangible asset amortization related to acquisitions was excluded from operating costs within the reportable segments and corporate expenses, and shown seperately.

Year Ended December 31	2010	2009	2008
Total Assets
Americas:
United States	$1,361.4	$630.7	$664.9
Other Americas	257.6	218.9	218.9
	1,619.0	849.6	883.8
France	1,826.0	2,220.1	2,314.7
EMEA:
Italy	271.3	239.7	291.2
Other EMEA	1,852.8	1,560.7	1,660.3
	2,124.1	1,800.4	1,951.5
Asia Pacific	395.1	314.4	411.2
Right Management	86.1	228.7	214.4
Corporate(a)	679.4	800.6	846.6
	$6,729.7	$6,213.8	$6,622.2
Equity Investments
Americas:
United States	$–	$–	$–
Other Americas	–	–	–
	–	–	–
France	0.4	1.1	2.0
EMEA:
Italy	–	–	–
Other EMEA	70.5	64.0	55.6
	70.5	64.0	55.6
Asia Pacific	0.7	0.4	23.4
Right Management	–	–	–
	$71.6	$65.5	$81.0

(a)    Corporate assets include assets that are not used in the operations of any segment, the most significant of which are purchased intangibles and cash.

Year Ended December 31	2010	2009	2008
Long-Lived Assets(a)
Americas:
United States	$39.7	$37.3	$48.3
Other Americas	9.7	9.1	10.0
	49.4	46.4	58.3
France	43.2	42.1	54.9
EMEA:
Italy	7.7	8.6	11.4
Other EMEA	54.2	62.6	73.9
	61.9	71.2	85.3
Asia Pacific	17.8	13.9	17.6
Right Management	15.9	21.4	23.5
Corporate	4.0	6.0	7.6
	$192.2	$201.0	$247.2
Additions to Long-Lived Assets
Americas:
United States	$6.4	$3.5	$10.8
Other Americas	3.7	2.2	6.1
	10.1	5.7	16.9
France	18.8	5.7	12.6
EMEA:
Italy	3.6	1.6	2.7
Other EMEA	15.7	12.6	37.9
	19.3	14.2	40.6
Asia Pacific	7.2	2.2	6.8
Right Management	2.9	6.3	7.8
Corporate	0.2	1.0	2.2
	$58.5	$35.1	$86.9

(a)    Further breakdown of Long-Lived Assets by geographical region is as follows:

	2010	2009	2008
Long-Lived Assets
United States	$44.2	$44.9	$57.3
France	45.8	45.1	58.3
Italy	8.1	9.3	12.3
United Kingdom	15.3	16.7	19.4
Total Foreign	148.0	156.1	189.9

Quarterly Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Quarterly Data (Unaudited)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Year Ended December 31, 2010
Revenues from Services	$4,099.3	$4,585.6	$4,972.0	$5,209.6	$18,866.5
Gross profit	701.5	797.0	841.2	905.7	3,245.4
Operating profit (loss)(a)	32.6	79.1	108.9	(342.6)	(122.0)
Net earnings (loss)	2.8	32.7	51.3	(350.4)	(263.6)
Net earnings (loss) per share – basic	$0.04	$0.40	$0.63	$(4.29)	$(3.26)
Net earnings (loss) per share – dilutedb)	0.04	0.40	0.62	(4.29)	(3.26)
Dividends per share	-	0.37	-	0.37	0.74
Market price:
High	$59.92	$62.18	$52.20	$65.14
Low	50.63	40.58	42.50	50.39
Year Ended December 31, 2009
Revenues from Services	$3,643.0	$3,793.5	$4,189.6	$4,412.6	$16,038.7
Gross profit	665.7	692.3	704.1	756.1	2,818.2
Operating profit (loss)(c)	1.4	19.0	(21.5)	42.8	41.7
Net (loss) earnings	(1.8)	16.3	(52.8)	29.1	(9.2)
Net (loss) earnings per share – basic	$(0.02)	$0.21	$(0.67)	$0.37	$(0.12)
Net (loss) earnings per share – diluted(d)	(0.02)	0.21	(0.67)	0.37	(0.12)
Dividends per share	–	0.37	–	0.37	0.74
Market price:
High	$35.73	$45.73	$58.03	$61.48
Low	23.75	32.53	38.54	46.71
(a)	Includes a $428.8 impairment charge recorded in the fourth quarter, and reorganization charges of $1.3, $1.2, $5.6 and $28.0 recorded in the first, second, third and fourth quarters, respectively.
(b)	The fourth quarter includes ( $4.70) per share related to the impairment charge, Also included in the results are reorganization costs of ( $0.01) per diluted share in the first and second quarters, ( $0.05) per diluted share in the third quarter and ( $0.23) per diluted share in the fourth quarter.
(c)	Includes a $61.0 impairment charge recorded in the third quarter, and reorganization charges of $6.9, $13.0, $0.9 and $12.7 recorded in the first, second, third and fourth quarters, respectively.
(d)	The third quarter includes ( $0.78) per share related to the impairment charge, ( $0.07) per share for the loss on the sale of an equity investment and ( $0.06) per share related to the extinguishment of our interest rate swap agreements and revolving credit facility. Also included in the results are reorganization costs of ( $0.06) per diluted share in the first quarter, ( $0.11) per diluted share in the second quarter, ( $0.01) per diluted share in the third quarter and ( $0.11) per diluted share in the fourth quarter.

Schedule II - Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Schedule To Financial Statements [Abstract]
Schedule II - Valuation and Qualifying Accounts
SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS

For the years ended December 31, 2010, 2009 and 2008, in millions:

Allowance for Doubtful Accounts:

	Balance at Beginning of Year	Provisions Charged to Earnings	Write- Offs	Translation Adjustments	Reclassifications and Other	Balance at End of Year
2010	$118.3	$28.9	$(33.5)	$(5.1)	$3.0	$111.6
2009	118.5	27.8	(39.0)	2.5	8.5	118.3
2008	123.1	23.4	(21.5)	(10.1)	3.6	118.5

Document Information	12 Months Ended
Dec. 31, 2010
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2010

Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Feb. 22, 2011	Jun. 30, 2010
Entity Registrant Name	MANPOWER INC /WI/
Entity Central Index Key	0000871763
Current Fiscal Year End Date	--12-31
Entity Well Known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 3,550,498,256
Entity Common Stock Shares Outstanding		81,885,463
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY